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                                                                   Exhibit 10.14


                           STOCK REPURCHASE AGREEMENT

                  This STOCK REPURCHASE AGREEMENT is entered into as of December ___, 2001 (this "Agreement") by ARAMARK WORLDWIDE CORPORATION, a company
                 ---------
incorporated under the laws of Delaware ("Worldwide") and U.S. TRUST COMPANY,
                                          ---------
NATIONAL ASSOCIATION, in its capacity as trustee ("Trustee") for the ARAMARK
                                                   -------
Retirement Savings Plan for Salaried Employees and for the ARAMARK Uniform and Career Apparel Group Retirement Savings Plan (each as amended and restated from time to time, together, the "401(k) Plans").
                             ------------

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, Worldwide and its parent ARAMARK Corporation, a company incorporated under the laws of the State of Delaware ("ARAMARK"), have
                                                               -------
on this day executed and delivered a Merger Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Merger
                                                                    ------
Agreement") pursuant to which ARAMARK will merge with and into Worldwide (the
---------
"Merger") on December ___, 2001 (the "Closing Date") with Worldwide to be the
 ------                               ------------
surviving corporation in such Merger;

                  WHEREAS, upon completion of the Merger, Worldwide will change its name to ARAMARK Corporation and all references to "ARAMARK" in the context of the period of time commencing on or after the Closing Date shall mean the merged entity;

                  WHEREAS, Worldwide has filed a Registration Statement on Form S-4 (File No. 333-65228) with the Securities and Exchange Commission (the "Commission") to register shares of Class A Common Stock, par value $0.01 per
 ----------
share ("Class A Common Stock"), and Class B Common Stock, par value $0.01 per
        --------------------
share ("Class B Common Stock"), to be exchanged in the Merger for shares of
        --------------------
Class A Common Stock (the "Old Class A Common Stock") and Class B Common Stock
                           ------------------------
(the "Old Class B Common Stock") of ARAMARK;
      ------------------------

                  WHEREAS, Worldwide has filed a Registration Statement on Form S-1 (File No. 333-65226) (the "S-1 Registration Statement") with the Commission
                               --------------------------
to register 34,500,000 shares of Class B Common Stock, par value $0.01 per share, to be offered to the public in a registered public offering (the "Public
                                                                         ------
Offering");
--------

                  WHEREAS, the Commission has declared the S-1 Registration Statement to be effective;

                  WHEREAS, Worldwide has entered into an Underwriting Agreement dated as of the date hereof by and among Worldwide, ARAMARK, Goldman Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule I thereto (as amended, supplemented or otherwise modified from time to time, the "Underwriting Agreement"), for the issue and sale of an
                   ----------------------
aggregate of [30,000,000] shares and, at the election of the underwriters, up to [4,500,000] additional shares of Class B Common Stock of Worldwide at a public price per share of $[ ] (the "Public Offering Price");
                              ---------------------

                  WHEREAS, as soon as practicable after the Public Offering, ARAMARK intends to use a portion of the proceeds of the Public Offering to launch a tender offer (the "Tender
                            ------
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                                                                               2

Offer") for [ ] shares of Class A Common Stock, or [10]% of the shares of Class
-----
A Common Stock outstanding immediately after completion of the Merger and the Public Offering (the "Tender Percentage"), at a tender price per share that
                      -----------------
Worldwide and ARAMARK anticipate will be equal to the Public Offering Price;

                  WHEREAS, ARAMARK intends pursuant to this Agreement to acquire an amount of shares of Class A Common Stock to be received by the 401(k) Plans in the Merger on a 20 for 1 basis for each share of Old Class A Common Stock equal to the product of (x) the Tender Percentage and (y) the number of shares of Class A Common Stock owned by the 401(k) Plans at the time of such purchase, or [ ] shares (the "Repurchase Shares");
                    -----------------

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

               1. Definitions. (a) As used in this Agreement, in addition to the
                  -----------
terms defined in the recitals hereto, the following capitalized terms shall have the following meanings:

                  "Business Day" means any day other than a Saturday, a Sunday
                   ------------
or a United States federal holiday.

                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended.

                   "Governmental Approval" means any consent, approval, order or
                    ---------------------
authorization of, or registration, declaration or filing with, any United States federal, state or municipal, or any foreign or other governmental department, commission, board, bureau, agency or instrumentality required to authorize or permit the execution or delivery by any Person of this Agreement or the performance by such Person of any transaction contemplated hereby or thereby.

                  "Multiplier" means the fraction equal to (i) the Public
                   ----------
Offering Price divided by (ii) the Per Share Tender Offer Price.

                  "Party" means each of Worldwide and Trustee.
                   -----

                   "Per Share Tender Offer Price" means the per share offering
                    ----------------------------
price to the holders of shares of Class A Common Stock in the Tender Offer.

                  "Person" means any individual, firm, corporation, partnership,
                   ------
limited liability company, trust, joint venture, governmental authority or other entity.

                  "Taxes" means any tax (including, without limitation,
                   -----
withholding tax), duty, levy, change or custom (including, without limitation, any sales or use tax) imposed or collected by any taxing authority or agency (domestic or foreign) and any penalty or interest with respect thereto.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.
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                  (c) All references herein to Sections shall be deemed to be references to Sections in this Agreement, unless the context shall otherwise require.

                  (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

                  (e) The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

               2. Stock Repurchase. On the terms and subject to the conditions
                  ----------------
set forth herein, on the Closing Date, Trustee hereby agrees to sell to ARAMARK, and ARAMARK hereby agrees to repurchase from Trustee, immediately prior to the time that the Class B Common Stock first is sold to the public in the Public Offering, the Repurchase Shares.

               3. Purchase Price (a) In consideration for each Repurchase Share,
                  --------------
ARAMARK hereby agrees to pay to Trustee on the Closing Date the Public Offering Price in immediately available funds. Each of the parties has determined to its satisfaction that the amount paid for each Repurchase Share is not less than adequate consideration within the meaning of Section 3(18) of the Employee Retirement Income Security Act of 1974, as amended.

                  (b) If and to the extent the Per Share Tender Offer Price exceeds the Public Offering Price, ARAMARK shall either:

                      (i) pay to Trustee on the date of completion of the Tender Offer (the "Tender Offer Closing Date") an amount in immediately available funds
            -------------------------
equal to the excess of the Per Share Tender Offer Price over the Public Offering Price as additional consideration for each Repurchase Share; or

                      (ii) transfer to Trustee on the Tender Offer Closing Date a number of shares of Class A Common Stock equal to (A) the number of Repurchase Shares minus (B) the number of Repurchase Shares multiplied by the Multiplier;

                      provided that the election between clause (i) or (ii)
                      --------
shall be at the sole election of ARAMARK.

               4. No Tender by Trustee. Trustee hereby unconditionally agrees
                  --------------------
not to tender any of the shares of Class A Common Stock held by it under the 401(k) Plans in the Tender Offer; provided that ARAMARK discharges its obligations under Section 2 and Section 3(a) before the Tender Offer commences.

               5. Representations, Warranties and Covenants. (a) Each Party
                  ------------------------------------------
hereby represents and warrants to the other Party that, as of the date hereof and as of the Closing Date:

                  (i) Such Party is duly organized and validly existing under the laws of the jurisdiction of its organization and has all requisite power and authority to perform its obligations hereunder and to consummate the transactions contemplated hereby.
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                                                                               4


                  (ii) Such Party has all the necessary corporate power and all legal authority required to enter into, execute and deliver this Agreement and to perform fully such Party's obligations hereunder.

                  (iii) The execution of this Agreement by such Party and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of such Party.

                  (iv) This Agreement has been duly executed and delivered by such Party and constitutes the valid and legally binding obligation of such Party enforceable against such Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law, and that, as of the date hereof, no Governmental Approval (as defined herein), other than the exemption relief of the Commission under Rule 14e-5(d) of the Exchange Act, and no approval or consent of any other Person is required in connection with the execution and delivery by such Party of this Agreement and the consummation and performance by such Party of the transactions contemplated hereby, other than such approvals and consents which failure to obtain would not have a material adverse effect upon such Party acting as a Party hereunder or on any other transaction contemplated hereby.

                  (v) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by such Party of its obligations under this Agreement in accordance with its terms and conditions will not conflict with or result in a breach or violation of any of the terms or conditions of, or constitute (or with notice or lapse of time or both would constitute) a default (or give rise to any right of termination, cancellation or acceleration) under, as applicable, (x) the certificate of incorporation, charter, articles of association, By-Laws or other constitutive document of such Party, as applicable, (y) any instrument, contract, bond, note, mortgage, indenture, license or other agreement to which such Party is a party or by or to which such Party or such Party's assets or properties are bound or subject or (z) any statute or regulation of any applicable law or any order, judgment, injunction or decree of any court other than, in the case of clauses
(x) and (y), conflicts, breaches, violations or defaults which would not in the aggregate have a material adverse effect upon such Party acting as a Party.

                  (b) The Trustee hereby represents and warrants to ARAMARK that, as of the date hereof and as of the Closing Date, (i) the Trustee is the sole owner of the Repurchase Shares for the sole benefit of the participants and beneficiaries of the 401(k) Plans and has full power, right and authority to sell and transfer the Repurchase Shares to ARAMARK and (ii) the Repurchase Shares are free and clear of any liens, charges, claims, restrictions or encumbrances of any kind, including, without limitation, pledges.

               6. Condition Precedent. The obligations of each of ARAMARK and
                  -------------------
Trustee under this Agreement are subject to the satisfaction, or waiver, on or prior to the Closing Date of the following conditions: each of the representations and warranties of each of the Parties set forth in
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                                                                               5


this Agreement shall be true and accurate in all material respects, in each case as of the date hereof and as of the Closing Date as though made on and as of the Closing Date.

               7. Choice of Forum. With respect to any proceeding, claim or suit
                  ---------------
arising under or relating to this Agreement, each Party hereto expressly agrees to submit hereby to the exclusive jurisdiction of the Federal and state courts located in the State of New York and hereby (i) waives any objection which such Party may have at any time to the laying of venue of any such proceeding, claim or suit brought in any such court, waives any claim that such proceeding, claim or suit has been brought in an inconvenient forum and further waives the right to object, with respect to such proceeding, claim or suit that such court does not have jurisdiction over such Party and (ii) irrevocably consents to service of process given in the manner provided for notices in Section 9; provided that
                                                                  --------
nothing in this Agreement shall affect the right of any Party to serve process in any other manner permitted by law.

               8. Assignment. This Agreement may not be assigned by any Party
                  ----------
without the prior written consent of the other Party. Any purported agreement in violation of this Section 8 shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

               9. Notices. (a) Except as otherwise expressly provided in this
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Agreement, all notices, requests and other communications to any Party shall be in writing (including a facsimile or similar writing) and shall be given to such Party at the following addresses or facsimile numbers, as applicable:

                  If to ARAMARK to:

                  ARAMARK Corporation
                  ARAMARK Tower
                  1101 Market Street
                  Philadelphia
                  Pennsylvania 19107
                  Attention of Bart J. Colli, Esq.
                  Facsimile: (215) 413-8808

                  with a copy to:

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, NY 10017
                  Attention of Vincent Pagano, Esq. and Arthur Robinson, Esq.
                  Facsimile: (212) 455-2502
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                  If to Trustee to:

                  U.S. Trust Company, National Association
                  114 West 47th Street
                  New York, New York 10036
                  Attention of Otis Sinnott
                  Facsimile: _______________

                  with a copy to:

                  Dechert
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, PA  19103
                  Attention of Paul Kimbol, Esq.
                  Facsimile: _______________

                  (b) Each notice, request or other communication to any Party shall be effective (i) if given by facsimile, at the time such facsimile is transmitted and the appropriate confirmation is received (or, if such time is not during a Business Day, at the beginning of the following Business Day) or
(ii) if given by any other means, when delivered at the applicable address specified in Section 9(a). Any Party may change address by reasonable prior written notice to the other Party.

              10. Third Party Beneficiary. Nothing in this Agreement, express or
                  -----------------------
implied, is intended to or shall confer upon anyone other than the Parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

              11. Section Headings. Headings contained in this Agreement are
                  ----------------
inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

              12. Choice of Law. This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York.

              13. Entire Agreement. This Agreement contains the entire
                  ----------------
understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect to such subject matter.

              14. Amendment. This Agreement may be amended only by a written
                  ---------
instrument signed by each Party.

              15. Severability. The invalidity or unenforceability of any
                  ------------
particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.
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              16. Cumulative Rights. The rights of each Party under this
                  -----------------
Agreement are cumulative and in addition to all other rights or remedies that any Party may otherwise have at law or in equity.

              17. Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement of the Parties hereto.
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                  IN WITNESS WHEREOF, the Parties hereto have executed this
Agreement on the date first above written.

                                            ARAMARK WORLDWIDE CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    U.S. TRUST COMPANY, NATIONAL ASSOCIATION
                                    In its capacity as trustee for the ARAMARK
                                    Retirement Savings Plan for Salaried
                                    Employees and the ARAMARK Uniform and Career
                                    Apparel Group Retirement Savings Plan, each as amended and restated from time to time


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title: